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                                                                   Exhibit 10.52

                                  SUMMARY SHEET
           COMPENSATION AND BENEFITS FOR NAMED EXECUTIVE OFFICERS AND
                        CERTAIN OTHER EXECUTIVE OFFICERS

                          Effective September 9, 2005

      The employment of Robert D. Walter, George L. Fotiades and Ronald K. Labrum with Cardinal Health, Inc. (the "Company") is governed by employment agreements dated February 1, 2004, February 1, 2004 (as amended February 4,
2005) and November 5, 2003, respectively, which agreements outline certain elements of each executive officer's compensation and benefits. David L. Schlotterbeck, Anthony J. Rucci and Jeffrey W. Henderson do not have employment agreements with the Company, but certain of Messrs. Schlotterbeck's and Henderson's compensation arrangements are set forth in a retention agreement dated August 31, 2004 and an offer letter dated April 13, 2005, respectively. Each executive officer is a party to equity incentive award agreements with the Company. In addition, Mr. Walter's employment agreement contains specific provisions regarding equity incentive awards. The following are additional details concerning compensation and benefits for the above executive officers.

                                CURRENT         CURRENT
NAME AND                         ANNUAL       ANNUAL CASH                RETIREMENT                    OTHER GENERAL
PRINCIPAL POSITION             BASE SALARY  INCENTIVE TARGET              BENEFITS                BENEFITS AND PERQUISITES (1)
-----------------------------  -----------  ----------------  -------------------------------   -------------------------------
Robert D. Walter               $1,111,396   300% of annual    Participation in the Company's    Health, welfare and stock
Chairman and Chief Executive                  base salary     401(k) Savings Plan and           purchase benefits on same terms
Officer                                                       Deferred Compensation Plan on     generally available to Company
                                                              same terms offered to all plan    employees.
                                                              participants, including Company
                                                              match and annual contribution.    Coverage under the Company's
                                                                                                D&O liability insurance policy.

                                                                                                Personal use of Company plane
                                                                                                (including tax gross-up).(2)

George L. Fotiades             $  790,000   140% of annual    Participation in the Company's    Health, welfare and stock
President and Chief                           base salary     401(k) Savings Plan and           purchase benefits on same terms
Operating Officer                                             Deferred Compensation Plan on     generally available to Company
                                                              same terms offered to all plan    employees.
                                                              participants, including Company
                                                              match and annual contribution.    Coverage under the Company's
                                                                                                D&O liability insurance policy.

                                                              Participation in the R.P.         Personal use of Company plane
                                                              Scherer Corporation Employees'    (including tax gross-up as
                                                              Retirement Income Plan (Plan      approved by Human Resources and
                                                              frozen as of December 31,         Compensation Committee).
                                                              2002).

                                                              Participation in the
                                                              Supplemental Benefit Plan for
                                                              Key Employees of R.P. Scherer
                                                              Corporation (Plan frozen as of
                                                              December 31, 2001).

Ronald K. Labrum               $  575,000   100% of annual    Participation in the Company's    Health, welfare and stock
Chairman and Chief Executive                  base salary     401(k) Savings Plan and           purchase benefits on same terms
Officer - Integrated                                          Deferred Compensation Plan on     generally available to Company
Provider Solutions and                                        same terms offered to all plan    employees.
Cardinal Health International                                 participants, including Company
                                                              match and annual contribution.    Coverage under the Company's
                                                                                                D&O liability insurance policy.

                                                                                                Personal use of Company plane
                                                                                                as authorized by the CEO or
                                                                                                COO (including tax gross-up as
                                                                                                approved by Human Resources and
                                                                                                Compensation Committee).

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(1) See also the Summary Compensation Table in the Company's latest annual proxy statement for disclosure of other perquisites provided to certain of the executive officers.

(2) For security reasons, the Company's Board-approved policy requires the Chairman and Chief Executive Officer to use Company aircraft for personal travel.


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
                                CURRENT         CURRENT
NAME AND                         ANNUAL       ANNUAL CASH                RETIREMENT                      OTHER GENERAL
PRINCIPAL POSITION             BASE SALARY  INCENTIVE TARGET              BENEFITS                BENEFITS AND PERQUISITES (1)
-----------------------------  -----------  ----------------  -------------------------------   -------------------------------

David L. Schlotterbeck         $  580,000   100% of annual    Participation in the Company's    Health, welfare and stock
Chairman and Chief                            base salary     401(k) Savings Plan and           purchase benefits on same terms
Executive Officer -                                           Deferred Compensation Plan on     generally available to Company
Clinical Technologies and                                     same terms offered to all plan    employees.
Services                                                      participants, including Company
                                                              match and annual contribution.    Coverage under the Company's
                                                                                                D&O liability insurance policy.

                                                                                                Personal use of Company plane
                                                                                                as authorized by the CEO or
                                                                                                COO (including tax gross-up as
                                                                                                approved by Human Resources and
                                                                                                Compensation Committee).

Anthony J. Rucci               $  500,000   90% of annual     Participation in the Company's    Health, welfare and stock
Executive Vice President and                  base salary     401(k) Savings Plan and           purchase benefits on same terms
President of Strategic                                        Deferred Compensation Plan on     generally available to Company
Corporate Resources                                           same terms offered to all plan    employees.
                                                              participants, including Company
                                                              match and annual contribution.    Coverage under the Company's
                                                                                                D&O liability insurance policy.

                                                                                                Personal use of Company plane
                                                                                                as authorized by the CEO or
                                                                                                COO (including tax gross-up as
                                                                                                approved by Human Resources and
                                                                                                Compensation Committee).

Jeffrey W. Henderson           $  550,000   100% of annual    Participation in the Company's    Health, welfare and stock
Executive Vice President and                 base salary      401(k) Savings Plan and           purchase benefits on same terms
Chief Financial Officer                                       Deferred Compensation Plan on     generally available to Company
                                                              same terms offered to all plan    employees.
                                                              participants, including Company
                                                              match and annual contribution.    Coverage under the Company's
                                                                                                D&O liability insurance policy.

                                                                                                Personal use of Company plane
                                                                                                as authorized by the CEO or
                                                                                                COO (including tax gross-up as
                                                                                                approved by Human Resources and
                                                                                                Compensation Committee).